Exhibit 99.1 Corporate Overview November 2019 1Exhibit 99.1 Corporate Overview November 2019 1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, the Company’s ability to complete the spin out from Recro Pharma, Inc., uncertainty of whether the anticipated benefits of the spin-off can be achieved, risks of unexpected costs or delays in the Company’s ability to complete the spin-off, the Company’s ability to continue the development and commercialization of ANJESO™ (IV meloxicam), the Company’s ability to execute its strategic initiatives, the Company’s ability to adequately resolve the outstanding labeling issues with the FDA for IV meloxicam, and the time frame associated with any such resolution; the Company’s ability to raise future financing for continued product development and IV meloxicam commercialization; with regard to the Company’s clinical trial results, whether there may be changes in the interpretation by the FDA of the data of the Company’s clinical trials and the length, cost and uncertain results and timing of our ongoing clinical trials; with regard to the potential commercial opportunity of IV meloxicam, whether any FDA approval of IV meloxicam will include labeling restrictions and the potential that IV meloxicam does not receive regulatory approval or does not receive reimbursement by third party payors, that IV meloxicam is not accepted by the medical community, including physicians, patients, health care providers and hospital formularies or that a commercial market for IV meloxicam does not develop; the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; and the Company’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to ANJESO™ (IV meloxicam), an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency. 2 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, the Company’s ability to complete the spin out from Recro Pharma, Inc., uncertainty of whether the anticipated benefits of the spin-off can be achieved, risks of unexpected costs or delays in the Company’s ability to complete the spin-off, the Company’s ability to continue the development and commercialization of ANJESO™ (IV meloxicam), the Company’s ability to execute its strategic initiatives, the Company’s ability to adequately resolve the outstanding labeling issues with the FDA for IV meloxicam, and the time frame associated with any such resolution; the Company’s ability to raise future financing for continued product development and IV meloxicam commercialization; with regard to the Company’s clinical trial results, whether there may be changes in the interpretation by the FDA of the data of the Company’s clinical trials and the length, cost and uncertain results and timing of our ongoing clinical trials; with regard to the potential commercial opportunity of IV meloxicam, whether any FDA approval of IV meloxicam will include labeling restrictions and the potential that IV meloxicam does not receive regulatory approval or does not receive reimbursement by third party payors, that IV meloxicam is not accepted by the medical community, including physicians, patients, health care providers and hospital formularies or that a commercial market for IV meloxicam does not develop; the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; and the Company’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to ANJESO™ (IV meloxicam), an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency. 2 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Company Highlights • Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain • ANJESO™ (IV meloxicam) – October 2019 – Appeal granted for the New Drug Application (NDA) – Significant Potential Commercial Opportunity • Multiple therapeutics in clinical development for acute care settings • Baudax Cash position – $19 million as of Separation Date; no debt • Experienced management team with significant development, regulatory and commercial experience 3 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Company Highlights • Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain • ANJESO™ (IV meloxicam) – October 2019 – Appeal granted for the New Drug Application (NDA) – Significant Potential Commercial Opportunity • Multiple therapeutics in clinical development for acute care settings • Baudax Cash position – $19 million as of Separation Date; no debt • Experienced management team with significant development, regulatory and commercial experience 3 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Spin-Off of Acute Care Business: Recro Pharma and Baudax Bio The spin-off is expected to be completed by the end of November Pre-spin-off structure Post-spin-off structure Recro Pharma, Inc. Recro (CDMO) Baudax Bio (Acute Care) (NASDAQCM:REPH) (NASDAQCM:REPH) (NASDAQCM:BXRX) Spin-Off Details § Gerri Henwood (current CEO) and Ryan Lake (current CFO) will Recro Gainesville Acute Care continue as executives of both businesses (CDMO) Business § 2.5 REPH Common Shares : 1 BXRX Common Share th § Record date – November 15 st § Distribution date – November 21 § Taxable Spin-Off 4Spin-Off of Acute Care Business: Recro Pharma and Baudax Bio The spin-off is expected to be completed by the end of November Pre-spin-off structure Post-spin-off structure Recro Pharma, Inc. Recro (CDMO) Baudax Bio (Acute Care) (NASDAQCM:REPH) (NASDAQCM:REPH) (NASDAQCM:BXRX) Spin-Off Details § Gerri Henwood (current CEO) and Ryan Lake (current CFO) will Recro Gainesville Acute Care continue as executives of both businesses (CDMO) Business § 2.5 REPH Common Shares : 1 BXRX Common Share th § Record date – November 15 st § Distribution date – November 21 § Taxable Spin-Off 4

Experienced Management & Launch Leadership Team

Gerri Henwood – President and CEO
Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK

Ryan Lake – Chief Financial Officer
20 years of senior financial and life sciences leadership experience – Recro Pharma (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY), Deloitte

John Harlow – EVP and Chief Commercial Officer
Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen

Stewart McCallum, MD – Chief Medical Officer
Board certified Urologist (Stanford & Weill Cornell) with 13 years of industry experience at Recro Pharma and GSK

Greg Gangemi – Vice President, Sales, Trade & Market Access
Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix

Janeese Carter – Senior Director, Marketing
Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth

Paul Baddeley – Senior Director, Commercial Operations
20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo

Baudax BIO
5

ANJESO™ (IV meloxicam) Update & Clinical Highlights 6 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.ANJESO™ (IV meloxicam) Update & Clinical Highlights 6 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

ANJESO™ (IV meloxicam) Overview

- Oral product FDA approved, preferential COX-2 inhibitor; used in a number of indications
- Proprietary non-opioid, long-acting IV form
  - Incorporates Alkermes' NanoCrystal® technology
- Once daily, long-acting, preferential COX-2 inhibitor for moderate to severe acute pain
- Regulatory Status
  - October 2019 – Appeal granted for New Drug Application (NDA)
  - ANJESO™ tradename received tentative approval, pending final product approval
  - Company expects to resubmit NDA including labeling and updated safety data in Q4
- Formulation IP (Orange Book Listable) issued through 2022 and additional IP (also Orange Book Listable) issued through May 2030

NanoCrystal® is a registered trademark of APIL

BAUDAX BIO ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. 7

A Non-Opioid Alternative: ANJESO™ (IV meloxicam)

Dosed once-daily, IV, for the management of moderate to severe pain

Administered as a 30 mg IV push[1]

Significant reduction in pain

Across hard and soft tissue surgeries[1]

Well tolerated safety profile

Evaluated in more than 1400 patients[1]

COX-2 selective IV NSAID*

That can be incorporated into MMA protocols

*The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1, cyclooxygenase 1; COX-2, cyclooxygenase 2; IV, intravenous; NSAID, nonsteroidal anti-inflammatory drug, MMA, multimodal analgesia. 1. Data on file. Recro Pharma, Inc.

baudax BIO
ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
8

ANJESO™ Was Studied in More Than 1400 Surgical Patients[1]

Hard tissue

- Bunionectomy[1]
- Complex foot[2]
- Molar extraction[3]
- Total hip replacement[2]
- Total knee replacement[2]

Soft tissue

- Abdominoplasty[4]
- Gastrointestinal[3]
- Gynecologic[3]
- Other soft tissue[2]

- Phase 2 efficacy and safety studies: bunionectomy, gynecologic, and molar extraction[3]
- Phase 3 efficacy and safety studies: bunionectomy and abdominoplasty[1,4]
- Phase 3 safety study: abdominoplasty, bunionectomy, complex foot, gastrointestinal, gynecologic, other soft tissue surgeries, and total hip and total knee replacements[3]

1. Pollak RA et al. *Clin J Pain*. 2018;34(10):918-926. 2. Berkowitz RD et al. 2017 PAINWeek Conference; September 5-9, 2017. Poster 77. 3. Data on file. Recro Pharma, Inc. 4. Singla N et al. *Plast Reconstr Surg Glob Open*. 2018;6:e1846.

Baudax Bio | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

9

ANJESO™ Was Evaluated in the Largest Placebo-Controlled Safety Trial* Involving the Study of an IV NSAID to Date Procedures in a phase 3 safety study of 711 patients having major surgery *As of November 2019. Study date: May 2017. CABG, coronary artery bypass graft. 10 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.ANJESO™ Was Evaluated in the Largest Placebo-Controlled Safety Trial* Involving the Study of an IV NSAID to Date Procedures in a phase 3 safety study of 711 patients having major surgery *As of November 2019. Study date: May 2017. CABG, coronary artery bypass graft. 10 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

ANJESO™ Demonstrated Low Overall Rates of Adverse Events Across All Phase 3 Studies ANJESO™ 30 mg + Placebo + Rescue Rescue (n=748) (n=393) Adverse Reactions Occurring in % (n) % (n) ≥3% of Patients Any adverse reaction 441 (59.0%) 253 (64.4%) Nausea 173 (23.1%) 118 (30.0%) Headache 41 (5.5%) 42 (10.7%) Constipation 57 (7.6%) 24 (6.1%) ANJESO™ (n)= 748 Vomiting 35 (4.7%) 33 (8.4%) Pruritus 29 (3.9%) 15 (3.8%) 11 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.ANJESO™ Demonstrated Low Overall Rates of Adverse Events Across All Phase 3 Studies ANJESO™ 30 mg + Placebo + Rescue Rescue (n=748) (n=393) Adverse Reactions Occurring in % (n) % (n) ≥3% of Patients Any adverse reaction 441 (59.0%) 253 (64.4%) Nausea 173 (23.1%) 118 (30.0%) Headache 41 (5.5%) 42 (10.7%) Constipation 57 (7.6%) 24 (6.1%) ANJESO™ (n)= 748 Vomiting 35 (4.7%) 33 (8.4%) Pruritus 29 (3.9%) 15 (3.8%) 11 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Commercial Opportunity 12 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Commercial Opportunity 12 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

IV Pain Management Opportunity 50 Million Few $6 Billion Complex Alternatives Market Procedures 13 13IV Pain Management Opportunity 50 Million Few $6 Billion Complex Alternatives Market Procedures 13 13

Defining Our Market

Large Addressable Patient Opportunity

29 Million Patients*


2.0
9.0
6.9
11
ASCs
HOPD
Hospital IP
ED

Core Procedures: Belly, Bowel & Bones

% by Specialty


17%
20%
33%
30%
Ortho
GenSurg
GI / CRS
Inpatient Other

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO™ use is anticipated.

ASCs = Ambulatory Surgical Centers, HOPD = Hospital Outpatient Department, IP = Inpatient, ED = Emergency Department, GI / CRS = Gastrointestinal / Colorectal Surgeons

Baudax BIO ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
14

Opioids Dominate the IV Pain Market 1 # of Inpatients Treated For Top 10 Surgical Procedures Treated With Selected IV Analgesics 8 7.1 7 6 5 73% of inpatients treated with IV analgesia 1 3.9 received IV opioid monotherapy 4 3 2.1 2 1.3 1.4 0.7 0.8 1 0.5 0 Opioids Local Anesthetics Ketorolac Ofirmev Patients Days Of Therapy Sources: Truven Health Analytics 2014. 1. Shaffer EE, et al. Adv Ther. 2016;33:2211–2228. 15 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Patients or DOTs (Millions)Opioids Dominate the IV Pain Market 1 # of Inpatients Treated For Top 10 Surgical Procedures Treated With Selected IV Analgesics 8 7.1 7 6 5 73% of inpatients treated with IV analgesia 1 3.9 received IV opioid monotherapy 4 3 2.1 2 1.3 1.4 0.7 0.8 1 0.5 0 Opioids Local Anesthetics Ketorolac Ofirmev Patients Days Of Therapy Sources: Truven Health Analytics 2014. 1. Shaffer EE, et al. Adv Ther. 2016;33:2211–2228. 15 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Patients or DOTs (Millions)

Limited Acute Pain Relief Options for Patients

Pain Severity*	Class	Compounds	Advantages	Disadvantages
Mild	Acetaminophen		Antipyretic properties; Oral & IV; no opioid related AEs	Only effective for mild pain; short acting
	NSAIDs	Ketorolac, ibuprofen, aspirin	Mild to moderate analgesia; oral & IV; no opioid related AEs	Bleeding risk; GI and renal complications; short acting
Moderate	Sodium channel blockers	Bupivacaine, lidocaine	Use directly at pain site; mostly peri-operative	Limited duration of action; some are concerned about local tissue impact
	Alpha 2 agonists	Dexmedetomidine (Baudax Bio)	Target pain relief; anxiolytic properties; no respiratory depression, impaired GI or addictive properties	In development – potential to be approved for peri-procedural pain; blood pressure decrease
Moderate to Severe	Non-opioid, preferential COX-2	IV/IM meloxicam (Baudax Bio)	Once-daily dosing; Both Ph. 3 pivotal studies met primary endpoints; MOA with no impact on GI motility	Class effects: Bleeding risk; GI and renal complications.
	Opioids	Morphine, hydrocodone, oxycodone, fentanyl	Good pain relief	Respiratory depression, impaired GI motility after even one dose; frequent nausea and vomiting; abuse/addiction potential

*Pain severity based upon market research / physician feedback

Baudax Bio

ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

16

Multiple Guidelines Recommend NSAIDs as Part of MMA Numerous clinical practice guidelines recommend multimodal approaches to pain management— including NSAIDs—to provide better pain control while reducing opioids and related adverse events *The American Academy of Orthopaedic Surgeons and The Joint Commission recommend MMA, but do not specifically recommend NSAIDs. 17 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Multiple Guidelines Recommend NSAIDs as Part of MMA Numerous clinical practice guidelines recommend multimodal approaches to pain management— including NSAIDs—to provide better pain control while reducing opioids and related adverse events *The American Academy of Orthopaedic Surgeons and The Joint Commission recommend MMA, but do not specifically recommend NSAIDs. 17 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Market Research Indicators of Success: Need To Demonstrate Clinical & Economic Value CLINICAL VALUE ECONOMIC VALUE • Effectively treats pain while • Allows ambulatory surgical reducing the need for rescue centers to perform more Economic Clinical complex procedures with Value • Avoid risks of analgesic-related higher reimbursements and Value AEs that lead to complications or discharge patients on the prolong hospital stay same day • Early patient mobilization so • Allows hospitals to speed up rehab begins within 24 hours patient discharge, reduce Influence Cost inpatient admission, and/or • Prevent avoidable readmissions length of stay due to surgical complications, adverse drug events or pain at the surgical site CLINICAL ECONOMIC Source: Blinded market research feedback on market dynamics. 18 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Market Research Indicators of Success: Need To Demonstrate Clinical & Economic Value CLINICAL VALUE ECONOMIC VALUE • Effectively treats pain while • Allows ambulatory surgical reducing the need for rescue centers to perform more Economic Clinical complex procedures with Value • Avoid risks of analgesic-related higher reimbursements and Value AEs that lead to complications or discharge patients on the prolong hospital stay same day • Early patient mobilization so • Allows hospitals to speed up rehab begins within 24 hours patient discharge, reduce Influence Cost inpatient admission, and/or • Prevent avoidable readmissions length of stay due to surgical complications, adverse drug events or pain at the surgical site CLINICAL ECONOMIC Source: Blinded market research feedback on market dynamics. 18 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Commercial Launch 19 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Commercial Launch 19 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Target Opportunity Concentrated in ~2,000 Accounts

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES	11m	9m	2.2m	~22m
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other) General Surgery Colorectal			
TARGETED ACCOUNTS	3.4m	6.9m	1.0m	~11.3m
	~1,450 HOSPITALS		~550 ASCs	

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

BAUDAX BIO
ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
20

ASCs Provide a Strategic Entry Point for Early Experience GAIN EARLY EXPERIENCE WITH ANJESO™ (IV meloxicam): Build market experience at settings of care that have lower barriers to adoption AMBULATORY SURGICAL HOSPITAL OUTPATIENT HOSPITAL INPATIENT CENTER SETTING SETTINGS SETTINGS High Volume Surgeons That Practice at All Locations Early usage may carry back and drive formulary reviews and adoption at hospitals 21 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.ASCs Provide a Strategic Entry Point for Early Experience GAIN EARLY EXPERIENCE WITH ANJESO™ (IV meloxicam): Build market experience at settings of care that have lower barriers to adoption AMBULATORY SURGICAL HOSPITAL OUTPATIENT HOSPITAL INPATIENT CENTER SETTING SETTINGS SETTINGS High Volume Surgeons That Practice at All Locations Early usage may carry back and drive formulary reviews and adoption at hospitals 21 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Acquisition Cost: WAC Prices of Other Non-Opioids

Price Per Dose



320
310
300
290
40
30
20
10
0
Price of Non-Opioids Per Dose($)
8.3% Price Increase
2012
2013
2014
2015
2016
2017
2018
2019
Ofirmev
Caldolor
Ketorolac
Exparel

Price Per Day[1]

	Ketorolac[2]	Caldolor	ANJESO™	Ofirmev	Exparel
Price Per Dose	$2.46	$16.06		$43.46	$324.45
Dosing Schedule[3]	q6hrs	q6hrs	Once daily	q6hrs	1x at closure
Price Per Day	$9.84	$64.24		$173.84	$324.45

Source: Wholesale Acquisition Cost Prices from Red Book accessed November 2019

[1] Price per day equals dosing schedule times price per dose.

[2] Generic ketorolac has multiple manufacturers. Price reflects the lowest manufacturer WAC.

[3] Dosing schedule according to product prescribing information for 24-hour coverage.

Economic Evidence at Launch	
	▪ **Budget Impact & Cost Effectiveness Models** to address ANJESO affordability and cost effectiveness vs. other IV analgesics ▪ **Retrospective Analyses** of claims database that models real-world AE rates and costs associated with existing therapies ▪ **Economic Analysis** of two Phase IIIb studies will be available at completion of studies

22

Baudax BIO | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Surgical Setting Coding and Reimbursement at Launch

Hospital Inpatient

Medicare
- Use J3490
- Reimbursed based on DRG

Commercial
- Use J3490
- Bundled and part of a case rate

Hospital Outpatient

Medicare
- Use C9399
- Reimbursed at 80% of 95% of AWP

Commercial
- Use J3490
- May be bundled with procedure or separately reimbursed based on the facility contract

Ambulatory Surgery Centers

Medicare
- Use C9399
- Reimbursed at 80% of 95% of AWP

Commercial
- Use J3490
- May be bundled with procedure or separately reimbursed based on the facility contract

Miscellaneous reimbursement codes available day 1 of launch

BAUDAX BIO | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
23

Potential C-Code & J-Code Timelines

Unique C-Code Timeline

C9399 to be used until unique C-code assigned

December 2019	March 2020	May 2020	July 2020	Oct 2020	Nov 2020	2021	2022 - 2023

3 years of pass-through coverage expires June 30, 2023

March 1, 2020
Apply for C-code, if approved

July 1, 2020
Earliest possible date C-code would be effective

Unique J-Code Timeline

J3490 to be used until unique J-code assigned

December 2019	March 2020	May 2020	July 2020	Oct 2020	Nov 2020	2021	2022 - 2023

Dec 31, 2019
Apply for unique J-code

March 31, 2020
Would Need to submit final FDA approval and revised application to CMS

May 2019
CMS posts preliminary J-code recommendation

Nov 2019
CMS posts final decision

Jan 1, 2021
J-code effective if granted and replaces unique C-code: Pass-through continues until June 30, 2023

Baudax Bio | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
24

ANJESO™ Receptivity: Anticipated Usage

Current Use vs. Anticipated Usage After Reviewing Draft Clinical Profile*

In multiple market research surveys, the majority of HCPs surveyed said they would accept ANJESO™ as a valuable addition upon approval to multimodal pain-management protocols.

They estimated they would use the product in ~30% of their surgical cases[1].

**Clinical profile used in surveys was fair balanced and based on clinical data*



Anticipated Change in Share in PACU Setting
% of Surgeries²
Oral Opioids -6%
Fentanyl -6%
IV Opioids -13%
IV Ketorolac -7%
IV Ibuprofen -1%
IV Acetaminophen -3%
Local Injections 0%
ANJESO 26%

1. January 2018 – Blinded, Third Party Market Research, n=205.
2. December 2017 – Blinded, Third Party Market Research, n=462.

25
BAUDAX BIO | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

A Non-Opioid Alternative: ANJESO™ (IV meloxicam)

Dosed once-daily, IV, for the management of moderate to severe pain

Administered as a 30 mg IV push[1]

Significant reduction in pain

Across hard and soft tissue surgeries[1]

Well tolerated safety profile

Evaluated in more than 1400 patients[1]

COX-2 selective IV NSAID*

That can be incorporated into MMA protocols

*The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1, cyclooxygenase 1; COX-2, cyclooxygenase 2; IV, intravenous; NSAID, nonsteroidal anti-inflammatory drug, MMA, multimodal analgesia. 1. Data on file. Recro Pharma, Inc.

26
Baudax BIO
ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Company Highlights • Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain • ANJESO™ (IV meloxicam) – October 2019 – Appeal granted for the New Drug Application (NDA) – Significant Potential Commercial Opportunity • Multiple therapeutics in clinical development for acute care settings • Baudax Cash position – $19 million as of Separation Date; no debt • Experienced management team with significant development, regulatory and commercial experience 27 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.Company Highlights • Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain • ANJESO™ (IV meloxicam) – October 2019 – Appeal granted for the New Drug Application (NDA) – Significant Potential Commercial Opportunity • Multiple therapeutics in clinical development for acute care settings • Baudax Cash position – $19 million as of Separation Date; no debt • Experienced management team with significant development, regulatory and commercial experience 27 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Appendix ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. 28Appendix ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. 28

Acute Care Clinical Stage Pipeline

Investigational Product	PC	I	II	III	Rights
Meloxicam					WW
IV formulation - Acute, post-operative pain					*Filed NDA/Appeal Granted Oct. 2019*
IM formulation - Acute pain					
Neuromuscular Blockade Agents (NMBA) (Anesthesia)					WW
IV Intermediate-action (RP1000)					
IV Ultra-short action (RP2000)					
NMBA Reversal (Anesthesia)					WW
RP3000					
Dexmedetomidine ("Dex")					WW, exc. Europe, Turkey, CIS
Dex-IN (intranasal) Peri-procedural pain					
Dex-IN (intranasal) Cancer breakthrough pain					

BAUDAX BIO
ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
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Neuromuscular Blockers & Reversal Agent Overview 400 million people receive neuromuscular blocking agents annually [IMS, MIDAS 2010] • Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients – Either in the operating room or ASC to optimize surgical conditions; Additional use in ICU to facilitate mechanical ventilation • Numbers increasing with laparoscopic abdominal procedures Two novel neuromuscular blocking agents & novel reversal agent in development • Neuromuscular blocking agents – RP1000: Intermediate acting agent duration of action (~45 mins*) • Rapid onset <90 secs* - completed one Phase 1 clinical trial; supplemental trials planned – RP2000: Ultra-short acting agent duration of action (10-20 mins*) • Rapid onset ~60 sec* - In pre-clinical development • Novel reversal agent – Specific for RP1000 and RP2000; provides complete reversal of neuromuscular blockade from any depth of block within 2-5 mins* – In pre-clinical development 30 NMB = Neuromuscular blocking agents * Based on extrapolations from pre-clinical pharmacology data in animalsNeuromuscular Blockers & Reversal Agent Overview 400 million people receive neuromuscular blocking agents annually [IMS, MIDAS 2010] • Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients – Either in the operating room or ASC to optimize surgical conditions; Additional use in ICU to facilitate mechanical ventilation • Numbers increasing with laparoscopic abdominal procedures Two novel neuromuscular blocking agents & novel reversal agent in development • Neuromuscular blocking agents – RP1000: Intermediate acting agent duration of action (~45 mins*) • Rapid onset <90 secs* - completed one Phase 1 clinical trial; supplemental trials planned – RP2000: Ultra-short acting agent duration of action (10-20 mins*) • Rapid onset ~60 sec* - In pre-clinical development • Novel reversal agent – Specific for RP1000 and RP2000; provides complete reversal of neuromuscular blockade from any depth of block within 2-5 mins* – In pre-clinical development 30 NMB = Neuromuscular blocking agents * Based on extrapolations from pre-clinical pharmacology data in animals

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